Exhibit 99.2

Third Quarter 2011 Earnings Results October 18, 2011

Safe Harbor

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 and 2012 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2010 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Note: Shares and per share information have been adjusted to give effect to the two-for-one stock split declared on July 20, 2011, payable on September 12, 2011 to shareholders of record on September 2, 2011.October 2011

Scott Wine CEO Third Quarter 2011 Earnings Results October 18, 2011

Q3 2011 Sales and Net Income Q3 Net Income ($ in millions) Q3 Sales ($ in millions) $47.2 Up 43% $67.6 Q3 2011 Q3 2010 Q3 2011 Q3 2010 Record 3rd Quarter Sales and Net Income Beating tough comps and increased competition 3rd Quarter Earnings per Share up 38% over Q3 2010, to a record$0.95 Gross Margins improved 230 basis points to 28.3% Operating Income 15.1%, Net Income 9.3% of Sales October 2011 Record Third Quarter Sales, Net Income and EPS Up 26% $729.9 $580.1

Total Company Sales (in millions) Diluted EPS Full Year 2011 Guidance $1,991 Up 30% to 32% $2,590 to $2,630 2010 Actual 2011 Guidance $2.14 Up 45% to 48% $3.10 to $3.16 2011 Sales & EPS Projections Raised, Again Retail sales growth, market share gains continues to outpace industry International up significantly Economic weakness, cost pressures persist We continue to invest from position of strength; staying nimble Net Income dollars projected up 51% to 53% Net income margin improvement accelerating Diluted EPS expected to be up 45% - 48% to $3.10 - $3.16 October 2011 5 2010 Actual 2011 Guidance

Strategic Progress Continues… $1.6 Billion $5.0 Billion Grow Sales $5 Billion by 2019 Expand Net Income Margins 10% of sales by 2019 Making Growth Happen Q3 YTD 2011 Progress 3-5 Year Strategic Initiatives Best in Powersports PLUS 5-8% organic growth Growth Through Adjacencies $200 - 500M growth Global Market Leadership >25% of Polaris revenue Operational Excellence >200 bpts operating margin improvement Strong Financial Performance Sustainable, profitable growth Net income margin >8% Sales up 37% Net Income +77% / EPS +69% Net income margin up 200 bpts to 8.7% Expanded #1 market share position in ORV Victory retail sales continue strong Introduced 11 new MY12 products Indian & GEM integration on plan Military sales up significantly Bobcat sales & retail demand solid International sales up 37% Side-by-Side and Victory presence growing China profitable, India and Brazil progressing Gross profit margins up 250 bpts Monterrey plant shipped >10k SxS units to-date LEAN journey continues with strong results 6.5% >8.0% October 2011 6 2009 2014 2019 $3.0 Billion 2009 2014 2019 10.0%

Bennett Morgan President & COO Third Quarter 2011 Earnings Results October 18, 2011

North American Polaris Dealer Inventory Levels  8 Dealer Inventory N.A. retail sales up 16% in Q3 – demand remains strong N.A. dealer inventory down 5% from Q3 2010 ATVs down 9% from Q3 2010 Side-by-side inventory up due to continued strong retail demand MVP remains a competitive advantage Dealer Inventory Near Optimum Levels October 2011 8 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Units 2006 Actual 2007 Actual 2008 Actual 2009 Actual 2010 Actual 2011 Actual

9 Off-Road Vehicle Division Polaris Sales (millions) SXS SXS ATV ATV SXS SXS ATV ATV FY 2011 Guidance FY 2010Q3 2011 Q3 2010 $389.3 +35% $1,376.4 +25% $486.2 #1 in ORV - Gained significant share in SxS and ATVs again New MY 2012 products well received New RANGER RZR® XP 900 launched in January selling very well New RANGER RZR ® 570 (50”) begins shipping in Q4 FY 2011 Projection Q3 Industry Estimate Down low to mid-single digits N.A. ORV Industry October 2011 Up about 30% Q3 2011 Summary Continued Strong Market Share Gains in Q3 Down low to mid-single digits RANGER RZR® 570

10 Year-to-date Bobcat retail strong Incremental customer base Development of new co-developed work vehicle on-track Adjacencies Bobcat Strategic Alliance Military October 2011 Q3 sales up significantly Received $54 million, 3-year contract from U.S. and other allied governments Exploring various technology opportunities Growth Accelerating 2009 2010 2011 2009 2010 2011 Up Over 100% Expectation Expectation Polaris Sales (millions) Polaris Sales (millions) MVRS MineRoller

11 October 2011 Snowmobile Division Gaining market share season-to-date New MY ’12 snowmobiles shipping on schedule Snowmobile quality significantly improved Strong snow checks, strong start to season MY 2012 Switchback Adventure 600 FY 2010 FY 2011 +5% $188.9 Up about 40% Product Innovation & Quality Keys to Success +23% $95.1 $77.3 Q3 2011 guidance Q3 2010 Polaris Sales (millions)

12 On-Road Division – Motorcycles / Small Vehicles Polaris Sales (millions) Momentum Continues; New Categories October 2011 N.A. Motorcycle Industry 1400cc+ Global Victory retail remains strong N.A. unit retail increased upper-teens % from 2010 International unit retail sales up significantly again Added 7 net new dealers in Q3 in North America Transitioning Indian Motorcycle and GEM acquisitions +55% $81.6 +70% - 75% FY 2011 guidance FY 2010 FY 2011 Projection Q3 2011 Up mid-single digits Up modestly Q3 2011 Summary Q3 2010 Q3 2011 +77% $35.7 $20.1 MY 2012 Victory Cross Country Tour™

October 2011 13 On-Road Division – Motorcycles / Small Vehicles Transition Plans in Place Sales trends improving since acquisition Adding dealers Future product planning Spirit Lake assembly to begin Q1 2012 Cost reduction efforts on track Developed clear brand strategy Spirit Lake assembly in place Product design and planning to deliver differentiated models with core Indian DNA in process GEM Transition Update Indian Transition Update

14 PG&A Highest Margin Business Continues to Grow & Deliver Polaris Sales (millions) Q3 2011 PG&A Growth by Product Line Q3 2011 PG&A Revenue by Product Category Parts 46% Accessories 49% Apparel 5% $93.3 +21% $112.9 FY 2011 guidance FY 2010 Q3 2011 Q3 2010 +10% $344.3 All businesses increased sales in Q3 Accessory sales up over 26% International PG&A Sales up 18% Margins remain strong Launched over 200+ new MY’12 products in Q3 + high teens % October 2011 ORV Snow On-Road Other +22% +14% +36% +13% Q3 2011 Summary

15 AP/LA EMEA Polaris Sales (millions) International Investment & Expansion Continuing International Division $61.4 +59% $97.9 +21% $305.9 Q3 2011 Revenue by Geography Q3 2011 Revenue by Business FY 2011 guidance FY 2010 Q3 2011 Q3 2010 ME / Africa 12% Latin America 6% Asia 4% Aus/NZ 15% Europe 63% Off-Road Vehicles 63% On-Road Vehicles 6% PG&A 14% Snow 17% Profitable global growth of 59% - growth from all regions: EMEA, Asia Pacific / Latin America (AP/LA) ORV up 59% On-Road / Victory sales up 74%; gaining share Launched ORVs in India. Remain clear ORV market share leader in Europe V.P.’s in place for each of EMEA and Asia Pacific / Latin America regions Up 30% to 32% October 2011 Q3 2011 Summary

16 Operational Excellence – Q3 2011 Margins Net Income as a Percent of Sales Gross Margins Q3 2010 Q3 2011 +2.3%-0.9%-1.1%+0.9%Gross Margin Operating Expense Other Non-Operating Expense Income Taxes/ Other Q3 2010 Q3 2011 26.0% 28.3% 8.1% 9.3% +230 bpts Gross margins remain strong driven by: Increased Volume Continued value engineering investment and sourcing strategies Higher selling prices Net income margins remain at record highs – 9.3% for Q3 Pressure in commodities including rare earth metals and diesel – headwinds next few quarters Productivity improved 12%; Monterrey plant profitable in Q3 Gross and Net Income Margin Expansion October 2011

Mike Malone V.P. Finance & CFO Third Quarter 2011 Earnings Results October 18, 2011

2011 Full Year Revised Guidance Product Line Sales - Off-Road Vehicles - Snowmobiles - On-Road Vehicles - PG&A - International Total Company Sales Gross Margins Operating expenses Income Taxes Net Income EPS, Diluted Share Count Up about 30% (increased) Up about 40% Up 70% to 75% (increased) Up high-teens % (increased) Up 30% to 32% (increased) Up 30% to 32% (increased) Up 140 to 160 bpts (decreased) Down slightly as a percent of sales 34.0% to 34.5% of pretax income Up 51% to 53% (increased) $3.10 - $3.16 (+45% to +48%) (increased) Increase over 2010 METRIC GUIDANCE Raised Guidance Again 18 October 2011

19 Actual Q3 2010 Actual Q3 2011Full Year Guidance 2011Prior Period 24.1% 26.0% 26.6% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Manufacturing realignment, net Warranty costs Tooling amortization Sales promotional costs Current period 26.0% 28.3% 28.0% to 28.2% Change + 190 bpts + 230 bpts Up 140 to 160 bpts Gross Profit Margin Percentage Trends Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % October 2011

Manufacturing Realignment Production and shipments began in Q2 2011 - Shipped over 10,000 SxS units to date Costs and savings projections unchanged Began realizing modest savings during Q3 2011 Manufacturing Realignment Remains on Plan Cost Charged to P&L (in millions) Savings (in millions) Anticipated annualized savings upon completion 2011 anticipated savings in 2nd half $30+ FY 2012 anticipated savings October 2011 Capital Expenditures (in millions) $2 $31 $35 Estimated Total Capital FY 2011 Guidance FY 2012 Estimate Project To-Date Q3 2011 Actual $4 $23 Estimated Total Capital FY 2011 Guidance FY 2012 Estimate Project To-Date Q3 2011 Actual 20 $22 - $24 $25 - $26 $13 - $14

Balance Sheet and Liquidity Profile $ In millions (except per share and interest rate data) YTD 2011 Fav (Unfav) 2010 2011 Full Year Guidance Cash$335.7$71.2 Increase from 2010 Long Term Debt$100.0$100.0$100 private placement at 4.4% fixed rate Credit Facility$350.0($100.0) Renewed to 2016 Factory Inventory$338.3 ($58.5) Increase from 2010 Capital Expenditures$62.5($27.4) Approximately $80  (includes manufacturing realignment) Depreciation & Amortization$50.7($1.1) $65 to $70 Operating cash flow$198.1$41.2 Increase double digit % Dividend$0.675 per share $0.075 per share Increased 13% to $0.90 per share (post-split) Polaris Acceptance Receivables$535.1$33.3 Increase slightly due to Retail Credit – Approval Rate – Penetration Rate product mix 57% 35% Flat +2% pts Stabilized October 2011  21

Scott Wine CEO Third Quarter 2011 Earnings Results October 18, 2011

2012 Initial Thoughts US & European economies, powersports markets, remain challenged Too much regulation, too little leadership Commodity and currency volatility remains challenging, unpredictable Competitors will become more aggressive…so will Polaris Polaris outperformance continues N.A. Retail expected to grow – market share gains continue EMEA exemplifies "Making Growth Happen", again Victory share gains continue; Indian transformation on track M&A activity builds; investments begin to pay back - China, Brazil, GEM, etc. Monterrey ramp up is impressive - savings accelerate Driving LEAN to increase speed & quality, reduce inventory & costs Net margins expand, again 23 Profitable Growth & Margin Expansion Remain Primary Focus October 2011

Polaris Industries Inc. 24 Thank you. Q & A October 2011